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                                 EXHIBIT 23.1

                     CONSENT OF COOPERS & LYBRAND L.L.P.

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                     CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement of SITEL Corporation on Form S-8 (File No. 33-99434) of our reports dated
August 2, 1996, on our audit of the fiscal 1996 consolidated financial statements and financial statement schedule of SITEL Corporation and subsidiaries as of May 31, 1996 and for the year then ended, which reports are included in this Annual Report on Form 10-K.



                                       COOPERS & LYBRAND L.L.P.

Omaha, Nebraska
August 28, 1996